                                                                    EXHIBIT 23.1


CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 (No. 333-82496, No. 333-91225, No. 333-91235 and No.
333-17105) and Form S-8 (no. 33-82410 of our report dated March 3, 2003 relating to the financial statements of SpatiaLight, Inc., which appears in this Annual Report on Form 10-KSB.

                                                      BDO Seidman, LLP


San Francisco, California
April 14, 2003